CONSULTING GROUP CAPITAL MARKETS FUNDS (the “TRUST”)

LARGE CAPITALIZATION GROWTH INVESTMENTS

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS

SMALL CAPITALIZATION GROWTH INVESTMENTS

SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS

INTERNATIONAL EQUITY INVESTMENTS

EMERGING MARKETS EQUITY INVESTMENTS

CORE FIXED INCOME INVESTMENTS

HIGH YIELD INVESTMENTS

INTERNATIONAL FIXED INCOME INVESTMENTS

MUNICIPAL BOND INVESTMENTS

MONEY MARKET INVESTMENTS

SUPPLEMENT DATED SEPTEMBER 17, 2007

TO THE PROSPECTUS DATED JANUARY 2, 2007, amended JUNE 8, 2007

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus or Statement of Additional Information.

INTERNATIONAL EQUITY INVESTMENTS (the “Portfolio”)

On August 23, 2007, the Trust’s Board of Trustees approved the hiring of Schroder Investment Management North America Inc. as an investment subadviser to the Portfolio and approved the termination of William Blair & Company, LLC as a subadviser to the Portfolio.

Effective September 17, 2007, information pertaining to William Blair & Company, LLC and its management of a portion of the International Equity Income Investments Portfolio is deleted from the Prospectus.

Effective September 17, 2007, the following information is added to, and to the extent inconsistent therewith, supersedes the disclosure in the Prospectus of the Trust under the section entitled “International Equity Investments—How the subadvisers select the Portfolio’s investments” on page 15 of the Prospectus.

Schroder Investment Management North America Inc. (“Schroders”)

Schroders believes that reasonably priced international quality companies with strong growth prospects and a sustainable competitive advantage will produce long-term investment returns. Schroders utilizes a team-based “matrix approach” to drive research, security selection and portfolio construction. Initial local research draws on the extensive knowledge of, and recommendations generated by, approximately 70 regional equity analysts located in 11 countries. The strongest of these recommendations are then overlaid with the global perspective of an international team consisting of global sector specialists and regionally focused fund managers. This knowledge “matrix” provides an optimal framework for identifying strong investment candidates and building high-quality portfolios across multiple regions and sectors. The percentage of the Portfolio’s assets allocated to Schroders is 30%.

The following is added to the disclosure in the section entitled “The manager” beginning on page 41 of the prospectus:

Portfolio	Subadviser	Percentage	Portfolio Manager/ Portfolio Management Team Members, Title, Past 5 Years’ Business Experience	Portfolio Manager Since
International Equity Investments	Schroder Investment Management North America, Inc. 875 Third Avenue, 22nd Floor New York NY 10022-6225	30%	Virginie Maisonneuve Head of Schroders’ Europe, Australasia, Far East (EAFE) Equities Team, Senior International Equity Portfolio Manager and lead Portfolio Manager for the fund. Ms. Maisonneuve is a Director of Schroders and has been an employee of Schroders since 2004. Prior thereto she was Co-Chief Investment Officer and Director, Clay Finlay since 1998.	2007

Effective September 17, 2007, the following information will supplement certain disclosure contained in the Prospectus in the section entitled “The manager” beginning on page 41 of the Prospectus, under the sub-section entitled “Recent developments:”

On July 13, 2007, the New York Stock Exchange, LLC (“NYSE”) issued a Hearing Board Decision in connection with the settlement of an enforcement proceeding by NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) against Citigroup Global Markets, Inc. (“CGMI” or “the Firm”), an affiliate of Citigroup Investment Advisory Services (“CIAS”), the investment adviser to the Trust, relating to the practice of market timing in proprietary and non-proprietary mutual funds by financial advisors (“FAs”) at the Firm.

The decision concerned the Firm’s failure to supervise adequately its branch offices and certain registered representatives who engaged in deceptive mutual fund market timing on behalf of some customers during the period from January 2000 through April 2003. The decision notes that market timing occurred in the Firm’s proprietary funds, which include the Portfolios of the Trust, as well as in non-proprietary funds. Between 1998 and May 2000, the Firm made an effort to end market timing in its proprietary funds and its fee-based mutual fund trading programs, including TRAK. Market timing by CGMI FAs in proprietary funds was largely ended by late 2001 or early 2002. The decision finds that the Firm failed to supervise its FAs adequately and failed to maintain books and records of the trading in mutual fund sub-accounts. Further, the NYSE found that while the Firm had policies in place to address market timing, such policies were ineffective to stop certain FAs from market timing and were inadequately enforced. The decision cited three CGMI branches in particular for the most serious conduct, and noted that six branches accounted for over 40% of all market-timing transactions. The NYSE noted the Firm’s cooperation during the course of the investigation.

Without admitting or denying guilt, the Firm consented to a finding that it had violated NYSE Rule 342 by failing to reasonably supervise certain business activities and to establish and maintain appropriate procedures for supervision and control with respect to trading of mutual funds and mutual fund-like sub-accounts of variable annuities; violated NYSE Rules 401(a) and 476(a) by failing to prevent certain brokers from engaging in violative market timing of mutual funds, including use of deceptive practices related to market timing of mutual funds; and violated Section 17(a) of the Securities Exchange Act of 1934, Rules 17a-3 and 17a-4 thereunder, and NYSE Rule 440 by failing to make or preserve accurate books and records reflecting or relating to order communication and entry time for mutual fund shares, rejection or cancellation of trades related to market timing, and orders or confirmations for transactions executed by Firm employees in variable annuity products sub-accounts held away from the Firm.

The Firm consented to the imposition of a penalty consisting of censure and a payment of $50,000,000, to be distributed as follows: (a) $35,000,000 is to be placed in a distribution fund as disgorgement; (b) a penalty of $10,000,000, of which $5,000,000 is to be paid directly to NYSE Regulation and $5,000,000 is to be placed directly in the distribution fund; and (c) a penalty of $5,000,000 which is to be paid to the State of New Jersey.

The Firm is required to retain, within 90 days as the date on which the Hearing Board Decision becomes final, an Independent Distribution Consultant not unacceptable to NYSE Regulation, who will develop a distribution plan for the distribution of the disgorgement amount and internal earnings thereon, according to a methodology developed by the Firm and not unacceptable to NYSE Regulation. To the extent feasible, this disgorgement amount shall go first to the Firm’s customers who during the period January 2000 through September 2003 invested long-term in the mutual funds that were the subject of the market timing, with any funds not distributed to be paid to NYSE Regulation. Investors who held shares in the funds during the relevant time period may be eligible to receive a portion of such distributions and will be notified of such eligibility as the distribution plan proceeds.

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